UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 22, 2005
                                                         -----------------
                              (December 21, 2005)
                              --------------------

                         Centennial Communications Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-19603                               06-1242753
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      (Commission File Number)         (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.
                  ------------

On December 21, 2005, Centennial Communications Corp. ("Centennial") issued a press release announcing the completion of its $550 million senior notes offering. In addition, Centennial announced that its board of directors has approved and declared a special cash dividend of $5.52 per share to Centennial's common stockholders of record as of the close of business on December 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

     (c)          Exhibits.

                  99.1 Press release of Centennial Communications Corp. dated December 21, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:      /s/ Tony L. Wolk
                                          --------------------------------------
Date:  December 21, 2005                  Tony L. Wolk
                                          Senior Vice President, General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

     Exhibits.

                99.1 Press release of Centennial Communications Corp. dated December 21, 2005

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